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                                                                   EXHIBIT 10.31

                            SUPPLEMENTARY AGREEMENT


This SUPPLEMENTARY AGREEMENT is executed on this 30th day of August, 1995 by and between Wuhan Electric Power Instrument Factory ("Party A"), Beijing Huadian Electric Power Automation Corporation ("Party B") and Hathaway Corporation ("Party C"). Party A, Party B and Party C are hereinafter collectively referred to as "Parties" and individually as a "Party."


                             PRELIMINARY STATEMENT


WHEREAS, on the 12th of June 1995, the Parties executed a joint venture contract (the "Joint Venture Contract") and an articles of association (the "Articles of Association") for the establishment of Hathaway Power Monitoring Systems Company, Ltd. (the "Company");

WHEREAS, on the 12th of June 1995, Party A and Party B on behalf of the Company and Party C executed a technology license contract (the "Technology License Contract");

WHEREAS, the Parties have held friendly consultations and have agreed to execute this Supplementary Agreement to amend certain provisions of the Joint Venture Contract, the Articles of Association and the Technology License Contract;

NOW, THEREFORE, the Parties agree to the following provisions:


1.   Amendments to the Joint Venture Contract
     ----------------------------------------

     A. Each phrase "Hathaway Power Monitoring Systems Company, Ltd." is hereby amended to read as "Wuhan Hathaway Power Monitoring Systems Company, Ltd."

     B.   Article 1.11 is hereby amended to reads as follows:

               "'SAIC' shall mean the State Administration for Industry and Commerce or the local Administration for Industry and Commerce."

     C.   The first sentence of Article 8.03(f) is deleted.

     D.   In Article 21.07, the term "in English" is deleted.


2.   Amendments to the Articles of Association
     -----------------------------------------

     A. Each phrase "Hathaway Power Monitoring Systems Company, Ltd." is hereby amended to read as "Wuhan Hathaway Power Monitoring Systems Company, Ltd."
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     B.   The first sentence of Article 6.03(f) is deleted.

     C.   In Article 12.05, the term "in English" is deleted.


3.   Amendments to the Technology License Contract
     ---------------------------------------------

     A. Article 13.01 of the Technology License Contract is hereby deleted and replaced with the following:

               "This Contract shall be governed by the laws of the People's Republic of China."

     B.   Article 14.03 is hereby deleted and intentionally left blank.


4.   No Other Amendments
     -------------------

     Asides from the amendments set forth herein, no other amendment or revision is made to the Joint Venture Contract, the Articles of Association or the Technology License Contract.


5.   Examination and Approval Authority
     ----------------------------------

     The Parties hereby agree to submit this Agreement and all other required documents to the Examination and Approval Authority and to take all measures necessary to obtain the requisite approval of the Examination and Approval Authority for the effectiveness of this Agreement.


IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives on the date first set forth above.

WUHAN ELECTRIC POWER INSTRUMENT FACTORY



By:________________________________________

Name: Yuan Jiaqing
Position: Director - Senior Engineer
Nationality: Chinese

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BEIJING HUADIAN ELECTRIC POWER AUTOMATION CORPORATION



By:______________________________

Name: Xu Quankun
Position: General Manager
Nationality: Chinese



HATHAWAY CORPORATION



By:______________________________

Name: Eugene Prince
Title: President and Chief Executive Officer
Nationality: American

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